Filed Pursuant to Rule 497(e)
1933 Act File No. 033-36065
1940 Act File No. 811-06673

PARNASSUS INCOME FUNDS
PARNASSUS FUNDS

Supplement dated September 10, 2007 to

Parnassus Income Funds Prospectus dated May 1, 2007
Parnassus Funds Prospectus dated May 1, 2007

        This supplement adds certain information to your Prospectus dated May 1, 2007. Please read it carefully and keep it with your Prospectus for future reference.

Important Information about the Parnassus California Tax-Exempt Fund

Fund Termination and Liquidation

        On September 7, 2007, the Board of Trustees of Parnassus Income Funds determined that it is in the best interests of the shareholders of the Parnassus California Tax-Exempt Fund to liquidate the Fund. During the liquidation process, the California Tax-Exempt Fund will invest in money market instruments and will not be able to achieve its investment objective of high current income exempt from both federal and California personal income tax.

        In connection with this decision, effective September 10, 2007, the Parnassus California Tax-Exempt Fund will stop accepting (1) orders to purchase shares of the Fund and (2) orders to exchange shares of another one of the Parnassus Funds for shares of the California Tax-Exempt Fund. The Parnassus Funds consist of the Parnassus California Tax-Exempt Fund, the Parnassus Equity Income Fund and the Parnassus Fixed-Income Fund (each a series of Parnassus Income Funds), and the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund (each a series of Parnassus Funds).

Exchanging Shares of California Tax-Exempt Fund

        Shareholders of the Parnassus California Tax-Exempt Fund may exchange their shares into another one of the Parnassus Funds, including the Parnassus Fixed-Income Fund or the Parnassus Equity Income Fund, at their relative net asset values. The yield on the Fixed-Income Fund is usually higher than the California Tax-Exempt Fund, but the interest is not tax-exempt. The Fixed-Income Fund does, however, make distributions once a month, just like the California Tax-Exempt Fund. The Equity Income Fund also pays dividends on a regular basis, but the distribution is made quarterly instead of monthly. This Fund invests in stocks that pay a dividend instead of bonds, so there is the opportunity for capital appreciation as well as current income.

        For shareholders of the Parnassus California Tax-Exempt Fund who are prepared to accept more risk, the Parnassus Funds offer the following equity funds: the Parnassus Fund, the Parnassus Workplace Fund, the Parnassus Small-Cap Fund and the Parnassus Mid-Cap Fund. For more details on these funds, you should review the prospectus, which is available on the Parnassus Funds’ website at www.parnassus.com, or by calling (800) 999-3505.

        The exchange privilege is only available in states where the exchange may be legally made. The exchange of shares is treated as a sale, and an exchanging shareholder may, therefore, realize a taxable gain or loss.

For Additional Information

        You may call (800) 999-3505 with questions or for additional information.

        Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost. It is possible to lose money on an investment in the Parnassus Funds. Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Parnassus Fund and should read the prospectus carefully, which contains this and other information. The prospectuses for the Parnassus Funds are available on the Parnassus Funds’ website at www.parnassus.com, or you can get one by calling (800) 999-3505.